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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) APRIL 1,1998

                            LEXFORD RESIDENTIAL TRUST
               (Exact Name of Registrant as Specified in Charter)

           MARYLAND                   0-21670                    31-4427382
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

41 SOUTH HIGH STREET, SUITE 2410       COLUMBUS, OHIO              43215
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (614)242-3850

Page 1 of 28 Pages

Exhibit Index on Page 6
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         This Current Report on Form 8-K is being filed in order to report the acquisition by Lexford Residential Trust (the "Registrant") of all third party partners' interests in 37 limited partnerships, owning 39 apartment communities (collectively, the "Consolidating Partnerships") previously held by partners unrelated to the Registrant (collectively, the "Outside Partner Interests").

         Each of the Consolidating Partnerships owns and operates a multi-family residential apartment community developed by the Registrant's predecessor, Cardinal Industries, Inc. A list of the Consolidating Partnerships involved in the subject transactions and data concerning the apartment communities owned by each such Consolidating Partnership are set forth in Table 1 appearing hereinbelow.

         The Consolidating Partnerships' real estate assets include 2,574 apartment units which, collectively, generated about $13.5 million in Total Revenue, and approximately $8.0 million in net operating income, for the year ended December 31, 1997, according to unaudited results. The aggregate mortgage debt of the Consolidating Partnerships is approximately $45.9 million, of which, as of April 1, 1998, over $14.8 million is prepayable without substantial penalty or premium. Combined with the Registrant's other wholly-owned real estate assets, the Registrant now has outstanding approximately $174.8 million of prepayable mortgage debt on a consolidated basis.

         The Registrant and/or one or more of its wholly owned subsidiary corporations serves as the managing general partner of each Consolidating Partnership. The acquisition of the Outside Partner Interests in the Consolidating Partnerships was accomplished by a merger of a general or limited partnership in which the Registrant and its wholly owned subsidiary, Cardinal Industries Development Corporation, were the sole partners formed solely for the purpose of effecting the merger (in each case, a "Merger Partnership"). In each instance, the Merger Partnership was merged with and into the subject Consolidating Partnership with the subject Consolidating Partnership surviving the merger.

         Pursuant to the terms of the agreement of merger governing each such merger, the Outside Partner Interest held by each partner of the subject Consolidating Partnership, other than the Registrant and its wholly owned affiliates, was canceled and thereafter represented the right solely to receive a cash payment.

         Table 1 also sets forth the merger consideration paid or payable in respect of each unit of limited Outside Partner Interest, as well as the general Outside Partner Interest, if any, held by any third party co-general partner in each Consolidating Partnership. The Registrant and its affiliates have funded, or will fund, the merger consideration payable to holders of Outside Partner Interests from internal working capital and the proceeds of borrowings under the Registrant's revolving credit facility with The Provident Bank.

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
TABLE 1
                                                                                                                           Total
                                                                           Limited     Merger       Voluntary            Payments to
    Transaction                                                 Apartment  Partner  Consideration    Payment     Co-GP     Outside
        Date                  Partnership Name                    units     Units    per LP Unit     per unit   Payment   Partners
------------------------------------------------------------------------------------------------------------------------------------
 1     4/1/98   Plumwood Apartments, Ltd.                          109       104        2,584           370         -       306,625
 2     4/1/98   Amhurst Apartments of Dayton, Ltd.                  73        90        1,017           339         -       122,040
 3     4/1/98   Ketwood Apartments, Ltd.                            94        90        1,181           539         -       154,757
 4     4/1/98   Hickory Mill Apartments of Columbus, Ltd.           60       860          190            23         -       183,210
 5     4/1/98   Amhurst Apartments of Dayton, II, Ltd.              74        90        2,815           418         -       290,955
 6     4/1/98   Chelsea Court Apartments of Sandusky, Ltd.          62        90        4,162           291      12,485     413,239
 7     4/1/98   Camellia Court Apartments of Columbus, Ltd.         64        35       11,711           798         -       437,817
 8     4/1/98   Woodbine Apartments of Cuyahoga Falls, Ltd.         55        35       13,064         1,053      20,321     514,406
 9     4/1/98   Parkville Apartments of Englewood, Ltd.             48        35       10,456           655      13,720     402,605
10     4/1/98   Applegate Apartments of Columbus, Ltd.              58        35        9,194         1,057      14,301     373,078
11     4/1/98   Dover Place Apartments of Eastlake, Ltd.            64        35       20,635         1,312      32,099     800,241
12     4/1/98   Beckford Place Apartments of The Plains, Ltd.       60        35        5,812           858         -       233,439
13     4/1/98   Larkspur Apartments of Columbus, Ltd.               60        35        6,701           799         -       262,506
14     4/1/98   Springwood Apartments of Columbus, Ltd.             64        35          -             848         -        29,680
15     4/1/98   Meadowood Apartments of Jackson County, Ltd.        47        35        2,748           560         -       104,209
16     4/1/98   Amhurst Apartments of Toledo, Ltd.                  58        35        3,709           692         -       154,036
17     4/1/98   Cedarwood Apartments of Goshen, Ltd.                43        20       15,571           418       6,921     326,710
18     4/1/98   Beckford Place Apartments of North Canton, Ltd.     60        35        7,374           813      11,471     298,030
19     4/1/98   Plumwood Apartments of Columbus, III, Ltd.          34        35        3,090           568         -       128,035
20     4/1/98   Willowood Apartments of Columbus, Ltd.              51        35        7,821           718         -       298,865
21     4/1/98   Woodlands Apartments of Zelienople, Ltd.            50        35        2,872           755         -       126,935
22     4/1/98   Ridgewood Apartments of Westland, Ltd.              56        37        5,061           532         -       206,941
23     4/1/98   Dover Place Apartments of Eastlake, II, Ltd.        65        18       19,937         2,163         -       397,792
24     4/1/98   Dover Place Apartments of Eastlake, III, Ltd.       30        17       11,482         1,025       6,506     219,122
25     4/1/98   Cedargate Apartments of Bloomington, Ltd.           68        35       10,186           856      11,883     398,353
26     4/1/98   Slate Run Apartments of Indianapolis, Ltd.          90        35        8,621         1,034         -       318,613
27     4/1/98   Ridgewood Apartments of Lexington, Ltd.             62        35        1,896           777       2,212      95,769
28     4/1/98   Cedarwood Apartments of Goshen II, Ltd.             47        20          -           1,399         -        27,980
29     4/1/98   Old Archer Court Apartments, Ltd.                   72        90        1,590           299         -       170,163
30     4/1/98   University Square Apartments, Ltd.                  81        90          956           289         -       112,074
31     4/1/98   Meadowood Apartments II, Ltd.                       54        65        4,596           308         -       318,769
32     4/1/98   Wingwood Apartments, Ltd.                           86        90        3,942           361      19,711     407,000
33     4/1/98   Meadowood Apartments of Norcross, Ltd.              61        43       22,136           890         -       990,098
34     4/1/98   Cedargate Apartments of Lawrenceville, Ltd.         55       164        3,598           148         -       513,202
35     4/1/98   Willow Run Apartments of DeKalb County, Ltd.        73        35        3,718           906       3,615     165,458
36     4/1/98   Ridgewood Apartments of DeKalb County, Ltd.         63        35        3,005           956         -       138,644
37*    4/1/98   CIIP II                                            323     3,475          985           -           -     3,417,950
                                                                 -----                ---------------------------------------------
                37 Partnerships comprising 39 Properties         2,574                234,416        25,827     155,245  13,859,346
                                                                 =====                =============================================

* Single Partnership that owns three Apartment communities.

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         Pursuant to the terms of the agreement of limited partnership of each
Consolidating Partnership (and, when applicable, a separate agreement between the managing general partner and third party co-general partner(s)) the Registrant or its wholly owned affiliate, as managing general partner, solicited the consent (in each case, the "Consent Solicitation") of the holders of the Outside Partner Interests to effect the merger.

         In accordance with the terms of the Consent Solicitation, holders of Outside Partner Interests who executed and delivered their consent by the date specified in the Consent Solicitation materials became entitled to a voluntary payment from the Registrant separate and apart from the merger consideration payable to all holders of Outside Partner Interests. The amount of voluntary payment per unit of limited Outside Partner Interest payable to consenting holders is set forth in Table 1. The Registrant has funded, or will fund, all such voluntary payments from internal working capital and the proceeds of borrowings under the Registrant's revolving credit facility with The Provident Bank.

         The agreement of limited partnership of the remaining Consolidating Partnerships (the "Non Consent Partnerships") authorized the managing general partner to transfer the Property owned by the Non Consent Partnership without soliciting the consent of the holders of Outside Partner Interests. In the case of the Non Consent Partnerships, each holder of Outside Partner Interests received, or will receive, the merger consideration per unit shown on Table 1, which amount the Registrant believes is in excess of such holder's allocable ownership interest in the Non Consent Partnership's equity in the Non Consent Partnership's property. The Registrant provided each holder of Outside Partner Interests in the Non Consent Partnerships with advance notice of its intent to cause the transfer of such Partnership's property by letter substantially in the form attached as Exhibit 2.3 to the Registrant's Form 8-K previously filed on March 2, 1998 and incorporated herein by reference.

         The acquisitions reported in this Form 8-K are a part of the Registrant's plan (the "Consolidation Plan") to acquire third party limited partner or other equity interests in substantially all real estate limited partnerships in which it has general partner interests, which plan the Registrant previously announced in its press release dated November 12, 1997, and in its joint proxy statement/prospectus for its special shareholders meeting held on March 3, 1998. This is the third Form 8-K the Registrant has filed in connection with the transactions consummated pursuant to the Consolidation Plan. The Registrant filed its first related Form 8-K on February 17, 1998, in order to report its acquisition of outside partner interests in 180 limited partnerships. The Registrant filed its second related Form 8-K on March 2, 1998 in order to report its acquisition of Outside Partner Interests in an additional 107 limited partnerships.

          Accordingly, through the date of the last transaction reported on this Form 8-K, the Registrant has acquired the Outside Partner Interests in an aggregate of 324 limited partnerships that own an agregate of 326 apartment communities. The Registrant may pursue additional transactions under the Consolidation Plan in the future. The Registrant intends to further consider the potential acquisition of third party limited partner or other equity interests in the remaining 66 real estate limited partnerships originated by its predecessor, Cardinal Industries, Inc., in which the Registrant continues to own a minority equity interest. The Registrant intends

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to continue the ownership and operation of the apartment communities owned by each of the Consolidating Partnerships in substantially the same manner as previously conducted.

         The foregoing information set forth in this Item 2 includes certain forward looking statements regarding the Registrant's plans to acquire equity interests in additional limited partnerships in which it currently owns only a minority equity interest, as well as a resulting increase in amounts of consolidated, prepayable mortgage indebtedness associated with such limited partnerships. All such forward looking statements are subject to uncertainty. There can be no assurance that the Registrant will be successful in consolidating the equity ownership of any such limited partnerships. Actual results may differ from the forward looking statements due to, among other things, unavailability or unattractive terms of potential financing necessary to consolidate the ownership of the additional limited partnerships, as well as the Registrant's potential inability to obtain the requisite consent of the current holders of equity interests in, or current mortgage lenders to, such additional limited partnerships.

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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
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         (a)(3) The Registrant files herewith the financial statements and proforma financial information specified by Rule 3-14 of Regulation S-X.

(c)

                                  EXHIBIT INDEX

   EXHIBIT NO.  DESCRIPTION                           SEQUENTIAL PAGE
   -----------  -----------                           ---------------

   2.1          Representative form of consent        Incorporated by reference
                solicitation materials furnished to   from Form 8-K filed
                holders of Outside Partner Interests  February 17, 1998

   2.2          Representative form of agreement      Incorporated by reference
                and plan of merger                    from Form 8-K filed
                                                      February 17, 1998

   2.3          Representative form of notice of      Incorporated by reference
                Intent to transfer to holders of      from Form 8-K filed
                Outside Partner Interests in          March 2, 1998
                Non Consent Partnerships

   99.1         Financial statements and proforma     8
                financial information

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Lexford Residential Trust

                                    By: /s/ Mark D. Thompson
                                        ----------------------------------
                                            Mark D. Thompson
                                            Executive Vice President and
                                            Chief Financial Officer

Date: April 20, 1998

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